UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

BEASLEY BROADCAST GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200
Naples, Florida	34103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 239 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BBGI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 12, 2026, Beasley Broadcast Group, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Noble Capital Markets, Inc., as sales agent (the “Sales Agent”), pursuant to which the Company may sell, from time to time, up to an aggregate offering price of $5,235,810 million of shares of its Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), in an “at-the-market” equity offering program through the Sales Agent. Sales of shares of Class A Common Stock made pursuant to the Equity Distribution Agreement, if any, may be made by means of ordinary brokers’ transactions on the Nasdaq Stock Market or otherwise at market prices prevailing at the time of sale or negotiated transactions, or as otherwise agreed with the Sales Agent. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including, among other, market conditions, the trading price of the Class A Common Stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.

The Equity Distribution Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

Any shares of Class A Common Stock sold will be offered and sold pursuant to an effective shelf registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission on May 15, 2026 (File No. 333- 295967), and declared effective on June 4, 2026, a base prospectus, dated June 4, 2026, included as part of the Registration Statement, and a prospectus supplement, dated June 12, 2026, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01. A copy of the opinion of Latham U& Watkins LLP relating to the issuance of the shares of Class A Common Stock is filed as Exhibit 5.1 to this Current Report on Form 8-K. Exhibits 1.1, 5.1 and 23.1 hereto are hereby incorporated by reference into the Registration Statement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated as of June 12, 2026, by and between Beasley Broadcast Group, Inc. and Noble Capital Markets, Inc.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: June 12, 2026	By:	/s/ Caroline Beasley
Caroline Beasley Chief Executive Officer